UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015

KEMPHARM, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2656 Crosspark Road, Suite 100 Coralville, IA		52241
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (319) 665-2575

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure.

On December 15, 2015, KemPharm, Inc., a Delaware corporation, or KemPharm, issued a press release announcing that it had submitted a New Drug Application, or NDA, under Section 505(b)(2) of the Federal Food, Drug and Cosmetic Act for KP201/APAP to the U.S. Food and Drug Administration, or FDA. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and is not incorporated by reference into any of KemPharm’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01Other Events.

On December 15, 2015, KemPharm announced that it had submitted an NDA under Section 505(b)(2) of the Federal Food, Drug and Cosmetic Act for KP201/APAP to the FDA and has requested priority review.  If priority review is granted, the FDA typically takes action within six months from the date the NDA is accepted for review, potentially allowing for approval as early as the third quarter of 2016.  KP201/APAP is an immediate release combination of KemPharm’s prodrug of hydrocodone, KP201, and acetaminophen, or APAP, and is being developed for the treatment of acute pain.

KemPharm has requested that KP201/APAP be designated as a Schedule III controlled substance by the Drug Enforcement Administration based on what KemPharm believes is the reduced potential for abuse and the potential safety features attributable to lower exposure levels to hydrocodone for KP201/APAP as compared to other hydrocodone/APAP products, which have been designated as Schedule II controlled substances. In addition, based on the results of the human abuse liability program completed for KP201/APAP, as well as feedback from the FDA, KemPharm believes there may be support for Category 1, Category 2 and potentially Category 3 abuse-deterrent language in the KP201/APAP product label, if approved by the FDA.

Caution Concerning Forward Looking Statements

This Current Report may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements regarding the timing of acceptance for filing of KemPharm’s NDA by the FDA and the expected timing of approval, if any, of KP201/APAP by the FDA. These forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to KemPharm and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties associated with: KemPharm’s financial resources and whether they will be sufficient to meet KemPharm’s business objectives and operational requirements; results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by KemPharm’s intellectual property; risks related to the drug discovery and the regulatory approval process; and, the impact of competitive products and technological changes. KemPharm’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning KemPharm’s business are described in additional detail in KemPharm’s Registration Statement on Form S-1 (Registration No. 333-202660) declared effective April 15, 2015, and KemPharm’s other Periodic and Current Reports filed with the Securities and Exchange Commission. KemPharm is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release titled “KemPharm Submits NDA for KP201/APAP and Requests Priority Review from the FDA” dated December 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEMPHARM, INC.

Date: December 15, 2015	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release titled “KemPharm Submits NDA for KP201/APAP and Requests Priority Review from the FDA” dated December 15, 2015.